RYMAC MORTGAGE INVESTMENT CORPORATION

                            EXHIBITS

                           FILED WITH

                            FORM 10-K






        ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934



           FOR THE FISCAL YEAR ENDED DECEMBER 31, 1993



                   COMMISSION FILE NO. 1-10001

              RYMAC MORTGAGE INVESTMENT CORPORATION


                          EXHIBIT INDEX

                               to

         EXHIBITS FILED WITH ANNUAL REPORT ON FORM 10-K
           FOR THE FISCAL YEAR ENDED DECEMBER 31, 1993



EXHIBIT NO.                 DESCRIPTION


10.15          Seventh Amendment to Amended and
               Restated Revolving Credit Agreement
               dated as of June 16, 1993 between
               the Company and PNC Bank, National
               Association, formerly Pittsburgh
               National Bank.


10.16          Eighth Amendment to Amended and
               Restated Revolving Credit Agreement
               dated as of September 15, 1993 by
               and among the Company, RMI I, and
               PNC Bank, National Association.



                                                 EXHIBIT 10.15

                      SEVENTH AMENDMENT TO
         AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


         This Seventh Amendment to Amended and Restated Revolving
Credit Agreement, dated as of June 16, 1993, by and between RYMAC
MORTGAGE INVESTMENT CORPORATION, a Maryland corporation (the
"Borrower"), and PNC BANK, NATIONAL ASSOCIATION, formerly
Pittsburgh National Bank (the "Bank").

                           WITNESSETH:

         WHEREAS, the Borrower and the Bank entered into that certain Amended and Restated Revolving Credit Agreement, dated as of March 13, 1991 as amended by six amendments entered into prior to the date hereof (the "Credit Agreement");

         WHEREAS, all capitalized terms used herein shall have the meanings as set forth in the Credit Agreement;

         WHEREAS, the Commitment under the Credit Agreement expired on March 31, 1993;

         WHEREAS, the Bank has returned the various certificates, powers of attorney and other documents perfecting the pledge by Borrower to Bank of the Pledged Residual Interests pursuant to the Pledge Agreement;

         WHEREAS, the Borrower has requested that the Bank extend the Expiration Date from March 31, 1993 to April 30, 1994, reduce the Committed Amount to $250,000, increase the interest rate, and terminate the Pledge Agreement so that the sole Collateral pledged to Bank shall be Pledged Stock of RYMAC I and RYMAC II pledged under the Stock Pledge Agreement;

         WHEREAS, the parties desire to include only 50% of the value of the Pledged Stock in the Portfolio Collateral Value so that the amount of Loans outstanding will not be permitted to exceed twenty-five percent (25%) of the value of the Pledged Stock;

         WHEREAS, the parties desire to make certain other changes to the Credit Agreement upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, the Borrower and the Bank, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

         1.   Defined Terms.  The definitions of "Collateral,"
"Committed Amount", "Expiration Date" and "Portfolio Collateral
Value" contained in Section 1.01 are hereby amended and restated to read as follows:

              "Collateral" means all property of the Borrower subject from time to time to the Lien of the Stock Pledge Agreement and any other Financing Document.

              "Committed Amount" means $250,000.

              "Deficiency Date" shall have the meaning given to such term in Section 2.01(E).

              "Expiration Date" means April 30, 1994, provided, that nothing herein shall be interpreted to limit the right of the Bank to accelerate the Loans and other
         Obligations pursuant to Section 7.02 hereof.

              "Portfolio Collateral Value" means fifty percent (50%) of the fair market value of the Pledged Stock as determined by the Independent Appraisers, plus the value of such other property of the Borrower as the Bank may in its sole discretion accept as additional Collateral.

         The definition of "Pledge Agreement" is hereby deleted from Section 1.01.

         2. Termination of Pledge Agreement. Borrower and Bank acknowledge that the Pledge Agreement is terminated and of no further force and effect. As of the effective date hereof the Collateral consists solely of the Pledged Stock.

         3.   Appraisals; Minimum Collateral Requirement.

              (a) Section 2.01(D) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         The Bank may, in its sole discretion, at any time at the Borrower's expense, request an immediate appraisal of the Collateral by an appraiser selected by the Bank. Upon such a request, Borrower shall cause, or cooperate with Bank in causing, such appraiser to prepare and forward to the Bank and the Borrower its appraisal of the fair market value of the applicable Collateral as of the date specified in the request by the Bank. In appraising the Collateral, each appraiser may assume such mortgage prepayment speeds, discount rates, future interests rates and such other matters as it reasonably considers appropriate. Such appraisal shall supersede any valuations of the Collateral by Borrower pursuant to
         Section 2.01(E)(i)."

         (b) Section 2.01(E) of the Credit Agreement is hereby amended and restated to read as follows:

         (E)  Minimum Collateral Requirement.

              (i) Within 14 calendar days after the last day of each calendar month (or promptly upon the request of the Bank at any other time), the Borrower shall deliver to the Bank a report in the form attached as Exhibit C (the "Collateral Base Report") which shall be certified by a Responsible Officer (in his capacity as an officer of Borrower and not in his individual capacity) and shall set forth as of the last day of such calendar month (or as of such other date as the Bank may have requested) Borrower's computation of (i) the Portfolio Collateral Value as of such date; (ii) the Minimum Collateral Requirement as of such date; and (iii) the Collateral Surplus or Collateral Deficiency as of such date.

              (ii) Bank may at any time reject a valuation of the Collateral by the Borrower set forth in a Collateral Base Report or in an appraisal delivered pursuant to Section 2.01(D) and notify Borrower of Bank's valuation of the Portfolio Collateral Value. Bank's valuation shall govern for all purposes under this Agreement, including the determination of whether a Collateral Deficiency exists, and shall supersede all valuations set forth in any Collateral Base Report delivered pursuant to Section 2.01(E)(i) or any valuations provided by an appraiser pursuant to Section 2.01(D).

              (iii) If at any time a Collateral Deficiency shall exist as evidenced by the Collateral Base Report, a valuation by an appraiser or Bank's valuation pursuant to
         Section 2.01(E)(ii) above, the Borrower shall, within 5 Business Days of the "Deficiency Date" (as defined below), repay Loans in an amount sufficient to cure the Collateral Deficiency. In the event the Borrower fails to repay Loans sufficient to cure the Collateral Deficiency within 5 Business Days following the Deficiency Date, an Event of Default shall have occurred. The "Deficiency Date" shall be: (a) the date of Borrower's delivery of the Borrowing Base Certificate if the Collateral Deficiency is evidenced by a Borrowing Base Certificate; (b) the due date for delivery of the Borrowing Base Report if the Borrower fails to deliver a Borrowing Base Report when due (in such event a Collateral Deficiency shall be deemed to exist on such due date equal to the amount of Loans outstanding and shall continue until such time as Borrower delivers a Borrowing Base Report which reveals that no Collateral Deficiency exists); (c) the date on which Bank delivers to

         Borrower an appraisal if the Collateral Deficiency is evidenced by an appraisal; or (d) the date on which Bank delivers notice to Borrower of Bank's valuation of the Collateral if the Collateral Deficiency is evidenced by Bank's valuation of the Collateral pursuant to Section 2.01(E)(ii).

         4. Fees. Section 2.01(H) of the Credit Agreement is hereby amended and restated to read as follows:

              "(H) Loan Fees. On or prior to the effective date of the Seventh Amendment to this Agreement, the Borrower shall pay the Bank a loan fee in an amount equal to $2,000. The Borrower shall also pay a non-usage fee in an amount equal to 1/8 of 1% of the daily average amount of the unused Committed Amount, payable quarterly in arrears commencing July 31, 1993 and continuing on the last day of each October, January, April and July thereafter and on the earlier of the date on which Commitment is terminated or the Expiration Date. The loan fee and the non-usage fee shall be referred to herein as the "Fees"."

         5. Interest Rate. The first sentence of Section 2.02 of the Credit Agreement is hereby amended and restated to read as follows:

              "Until the date on which the principal is due (at stated maturity, on acceleration or otherwise), interest on the outstanding principal balance of the Loans shall accrue for each day at the Prime Rate for such day plus 1%."

         6.   Collateral Additions, Releases and Substitutions.
Sections 3.02(B) through (G) are hereby deleted.

         7. Consolidated Net Worth. Section 6.01(J) (Maintenance of Consolidated Net Worth) is hereby deleted.

         8. Event of Default. Section 7.01(B) is hereby amended and restated to read as follows:

              "(B) Collateral Deficiency. The failure of Borrowers to repay Loans in sufficient amount to cure a Collateral
         Deficiency within 5 Business Days following a Deficiency
         Date."

         9. Note. Exhibit A (Note) to the Credit Agreement is hereby deleted and replaced with Exhibit A attached hereto.

         10. Conditions to Effectiveness. This Seventh Amendment shall become effective upon the fulfillment of the following conditions precedent in a manner satisfactory to the Bank on or before the date hereof:

         A. Corporate Proceedings of Borrower. The Bank shall have received a copy, certified as of the date hereof by the Secretary or an Assistant Secretary of the Borrower, of the resolutions of its board of directors authorizing the execution, delivery and performance of this Seventh Amendment and the Note as amended.

         B. Incumbency Certificates. The Bank shall have received a certificate from the Borrower, signed by a duly authorized officer of the Borrower, dated as of the date hereof, as to the incumbency, authority and signatures of the officers of the Borrower designated as Responsible Officers hereunder or otherwise authorized to sign the Financing Documents on behalf of the Borrower.

         C. Note. The Bank shall have received the Note, as amended, in the form of Exhibit A attached hereto and executed by a duly authorized officer of the Borrower.

         D. Closing Certificate. There shall have been delivered to the Bank a certificate dated as of the date hereof and executed by a Responsible Officer of the Borrower to the effect set forth in subsections 5.02 (A), (D), (E), (F) and (G) of the Credit Agreement.

         E. Appraisal; Collateral Base Report. Borrower shall have delivered an appraisal of the Pledged Stock as described within Section 2.01(D) of the Credit Agreement and a Collateral Base Report, each dated as of the last day of the calendar month preceding the effective date hereof.

         F. Opinion of Counsel. The Bank shall have received the favorable opinion of counsel for the Borrower in form and substance satisfactory to the Bank as to all matters set forth in subsections 4.01 (A), (C) (last clause of first sentence and second sentence only), (D), (E), (F), (N),
         (P) and (R).

         G. Fees. Borrower shall have paid to Bank the loan fee due on the date hereof and the fees of Borrower's counsel incurred in connection with the negotiation and preparation of this Seventh Amendment.

         H. Good Standing and Articles. Borrower shall have delivered to Bank an original good standing certificate and certified copy of its articles of incorporation from the State of Maryland.

         11. Full Force and Effect. All terms and conditions of the Credit Agreement and the other Financing Documents remain in full force and effect, except for such terms explicitly amended hereby. The execution, delivery and effectiveness of this Seventh Amendment shall not operate as a waiver of any other right, power or remedy of the Bank under the Credit Agreement, any other Financing Document or any other document or agreement executed in connection therewith.

         IN WITNESS WHEREOF, each of the parties hereto have executed and delivered this Seventh Amendment to Amended and Restated Revolving Credit Agreement as of the day and year first written above.


                                  RYMAC MORTGAGE INVESTMENT
                                   CORPORATION


                                  By: /s/ Richard R. Conte
                                  Title: Chief Executive Officer



                                  PNC BANK, NATIONAL ASSOCIATION


                                  By:/s/ William P. Leemhuis
                                  Title:Assistant Vice President

                                              EXHIBIT 10.16


            EIGHTH AMENDMENT TO AMENDED AND RESTATED
                   REVOLVING CREDIT AGREEMENT


         This Eighth Amendment to Amended and Restated Revolving Credit Agreement, dated as of September 15, 1993, by and among RYMAC MORTGAGE INVESTMENT CORPORATION, a Maryland corporation (the "Borrower"), RYMAC MORTGAGE INVESTMENT I, INC., a Delaware corporation ("RYMAC I") and PNC BANK, NATIONAL ASSOCIATION, a national banking association (the "Bank").

                      W I T N E S S E T H:

         WHEREAS, the Borrower and the Bank entered into that certain Amended and Restated Revolving Credit Agreement, dated as of March 13, 1991 as subsequently amended by seven amendments prior to the date hereof (the "Credit Agreement");

         WHEREAS, RYMAC I is a wholly-owned subsidiary of Borrower;

         WHEREAS, pursuant to a Purchase Agreement, dated
August 30, 1988 (the "Purchase Agreement"), RYMAC I purchased from Ryan Mortgage Acceptance Corporation IV ("Issuer") Issuer's interest in the mortgage collateral (the "Securities") pledged by Issuer to The Bank of New York, as Trustee ("Trustee"), to secure the obligations of the Issuer under mortgage collateralized bonds denominated Series 2 (the "Bonds") issued by Issuer;

         WHEREAS, the Trustee serves as the trustee for the holders of the Bonds pursuant to that certain Indenture dated as of May 1, 1984, as amended by that certain Series 2 Supplement, dated as of September 1, 1984, and by various series supplements thereto (the "Indenture");

         WHEREAS, the Indenture permits the Issuer to redeem the Bonds at the Issuer's election subject to the terms and conditions set forth therein;

         WHEREAS, under the Purchase Agreement the Issuer assigned to RYMAC I the Issuer's rights under the Indenture to redeem the Bonds;

         WHEREAS, RYMAC I has delivered notices notifying Issuer of RYMAC I's desire to redeem the Bonds on October 20, 1993 and Issuer has delivered notices notifying the Trustee of RYMAC I's desire to redeem the Bonds on October 20, 1993.

         WHEREAS, the Indenture provides; (i) Trustee shall send notices of redemption to each of the holders of the Bonds to be redeemed at least 20 days before the date set by the Issuer for redemption of the Bonds; (ii) the Issuer shall deposit with the

Trustee an amount sufficient to redeem the Bonds on or before the close of business on the business day immediately preceding the date on which the Trustee shall send the notices of redemption referred to in clause (i) above; and (iii) the liens on the Securities securing such bonds shall be released on the date on which the Trustee sends such notices of redemption.

         WHEREAS, Borrower has entered into binding commitments to sell the Securities securing the Bonds, as more fully described on Exhibit B hereto (the "Sales Contracts");

         WHEREAS, Borrower has requested that the Bank amend the Credit Agreement to permit the Borrower to borrow money to fund the redemption of the Bonds on behalf of RYMAC I, provided that such loans shall be repaid in full out of proceeds from the Sales
Contracts;

         WHEREAS, all capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement;

         NOW, THEREFORE, the Borrower, RYMAC I and the Bank, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

         1. Redemption Loan Commitment. During the period between and including September 15, 1993 and September 20, 1993 (the "Redemption Loan Commitment Period"), the Borrower may request a loan from the Bank in the amount not to exceed $6,000,000 (the "Redemption Loan Commitment") in order to fund the redemption of the Bonds on behalf of RYMAC I (the "Redemption Loan"). Borrower shall use the proceeds of the Redemption Loan solely for the purpose of making the Redemption Deposit on behalf of RYMAC I described in Section 8 hereof. Although Borrower and RYMAC I may account for the Redemption Deposit as a loan by Borrower to RYMAC I, the proceeds of the Redemption Loan shall be transferred directly by Bank into the account of the Trustee and shall not be deposited into the account of RYMAC I.

         2. Redemption Loan Notice. The Bank will not be obligated to make the Redemption Loan unless the Bank shall have received an irrevocable written notice (the "Redemption Loan Notice") from the Borrower specifying the amount to be borrowed, the requested date on which the Redemption Loan is to be made, the settlement date for the sale of the Securities pledged to secure the Bonds, which shall be no later than the close of business on September 17, 1993 (the "Redemption Loan Due Date") and the net sales proceeds from the sale of the Securities. The Redemption Loan Notice shall be received by the Bank at least one Business Day prior to the requested effective date of the Redemption Loan. The

Redemption Loan Notice shall be executed by a Responsible Officer and shall constitute a certification and confirmation to the Bank that the conditions precedent for the Redemption Loan set forth herein are satisfied.

         3. Repayment. The Borrower shall repay in full the Redemption Loan, including interest accrued thereon, on or before the Redemption Loan Due Date.

         4. Redemption Loan Note. The obligation of Borrower to pay with interest the Redemption Loan shall be evidenced by a note (the "Redemption Loan Note") in face amount of $6,000,000 in the form attached as Exhibit F.

         5.   Treatment of Redemption Loans Under Credit Agreement.


              (a) The Redemption Loan Commitment hereunder is in addition to the Commitment of the Bank under Section 2.01 of the Credit Agreement. The Borrower may continue to borrow revolving credit Loans during the Redemption Loan Commitment Period in an amount up to the Committed Amount pursuant to Section 2.01 of the Credit Agreement. The Note dated June 16, 1993 in the face amount of $250,000 evidencing Borrower's obligations to repay such revolving credit Loans remains in force and effect on and after the date hereof.

              (b) The Redemption Loan shall be treated as a "Loan" under all provisions the Credit Agreement except that references to the term, "Loan", in the following places shall not be deemed to include Redemption Loans:

                   (i)    Section 1.01 - Definition of Minimum
         Collateral Requirement;

                   (ii)   Section 2.01 - Revolving Credit
         Facilities;

                   (iii)  Section 5.02 - Conditions to all Loans;
         and

                   (iv)   The $250,000 revolving credit Note.

In accordance with the foregoing and without limiting its meaning, interest shall accrue on the Redemption Loan at the same rate as interest accrues on Loans under Section 2.02 of the Credit
Agreement.

              (c)  The Redemption Loan Note, Securities Pledge
Agreement (as hereinafter defined) and this Amendment each shall constitute a Financing Document under the Credit Agreement.

              (d) Each reference to the Note in Articles XII (Defaults and Remedies) or VIII (Miscellaneous) of the Credit Agreement shall be deemed to refer also to the Redemption Loan Note, and each reference in such Articles to the Commitment shall be deemed also to refer to the Redemption Loan Commitment.

         6.   Security.

              (a) The Redemption Loan shall constitute both an Obligation and a Secured Obligation under the Credit Agreement and Secured Indebtedness under the Pledge Agreement and as such shall be secured by the security interests granted by Borrower to the Bank in the Collateral.

              (b) Borrower hereby grants to the Bank a security interest in the Sales Contracts and all products and proceeds thereof, and such Sales Contracts and all products and proceeds thereof are hereby made part of the Collateral under the Credit Agreement and the Pledged Collateral under the Securities Pledge Agreement. At the request of Bank, Borrower shall execute and file appropriate UCC-1 financing statements or UCC-3 amendments in order to perfect Bank's security interest in the Sales Contracts.

              (c) To secure prompt payment and performance of the Redemption Loan and other Secured Obligations, Borrower and RYMAC I each shall grant the Bank a continuing security interest in the Securities to the extent of their respective interests therein, pursuant to the Securities Pledge and Security Agreement in substantially the form attached hereto as Exhibit E (the "Securities Pledge Agreement"), which shall be executed and delivered by Borrower and RYMAC I to the Bank on or prior to the making of the Redemption Loan.

              (d) Notwithstanding Section 6(a), (b), and (c) above, the Sales Contracts and the Securities shall be excluded from the computation of the Portfolio Collateral Value and the determination of whether a Collateral Deficiency exists.

         7. Trustee Acknowledgement. Borrower and RYMAC I each hereby covenant and agree to cause the Trustee and Issuer to execute an acknowledgement in the form attached as Exhibit D hereto (the "Trustee Acknowledgement") on or prior to the making of the Redemption Loan.

         8. Representations and Warranties. Borrower and RYMAC I hereby represent and warrant as follows:

              (a) All of the representations and warranties under the Credit Agreement are true and correct on the date hereof, including such representations and warranties as relate to this Amendment.

              (b) The Borrower has full corporate power and authority to enter into this Amendment, to make the borrowings hereunder, to execute and deliver this Amendment, the Trustee Acknowledgement, the Redemption Loan Note and the other Amendment Documents (as hereafter defined) to which it is a party and to incur the Redemption Loan and perform the other obligations provided for herein and in the other Amendment Documents to which it is a party, all of which have been duly authorized by all proper and necessary corporate action. RYMAC I has full corporate power and authority to enter into this Amendment, to execute and deliver this Amendment, the Trustee Acknowledgement, the Securities Pledge Agreement and the other Amendment Documents to which it is a party and to perform the other obligations provided for herein and in the other Amendment Documents to which it is a party, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of shareholders of or lenders to the Borrower or RYMAC I or any other third party and no consent, approval, filing or registration with or notice to any Governmental Authority is required as a condition to the validity of this Amendment, the Trustee Acknowledgement, the Securities Pledge Agreement, the Redemption Loan Note or the other Amendment Documents or the performance by the Borrower or RYMAC I of its obligations hereunder or thereunder. For purposes of this Amendment, the term "Amendment Documents" means collectively this Amendment, the Redemption Loan Note, the Securities Pledge Agreement, the Trustee Acknowledgement and any other instrument (including, without limitation, bond powers), agreement or document simultaneously or hereafter executed and delivered by the Borrower or RYMAC I and/or any other Person, singly or jointly with another Person or Persons, evidencing, securing, guarantying any of the Obligations and/or in connection with this Amendment and/or the Redemption Loan Note.

              (c) This Amendment constitutes, and the Trustee Acknowledgement, the Securities Pledge Agreement, the Redemption Loan Note and each of the other Amendment Documents, when executed and delivered pursuant hereto will constitute, the valid and legally binding obligations of the Borrower and RYMAC I, as applicable, enforceable against the Borrower and RYMAC I, as applicable, in accordance with their respective terms, subject, however, to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally from time to time in effect.


              (d) Exhibit B hereto contains a true and correct description of each of the Securities and each of the Sales Contracts for the sale of such Security, including the settlement date thereunder and amount due on such settlement date. Borrower has entered into a Sales Contract with respect to each of the Securities. Each of the Sales Contracts is a binding obligation of the purchaser named therein.

              (e) RYMAC I holds all right, title and interest in, to and under the Securities securing the Bonds, subject only to the lien in favor of the Trustee under the Indenture and the lien in favor of the Issuer under the Funding Notes as such term is defined in the Trustee Acknowledgement.

              (f) Except for the delivery of the cash deposit (the "Redemption Deposit") to the Trustee described on Exhibit A hereto, Borrower, RYMAC I and Issuer each have delivered all of the notices to the Trustee and taken all other actions required of it to redeem the Bonds on October 20, 1993 and such date constitutes the "Issuer Redemption Date" under the Indenture. The Trustee has agreed to send notices of RYMAC I's redemption to the holders of the Bonds on or before September 16, 1993, provided that the Trustee has received the Redemption Deposit with respect to the Bonds on or before the business day immediately preceding such date. Upon the date on which the Trustee sends notice of redemption of the Bonds:
(i) the Securities shall be released from the lien in favor of the Trustee under the Indenture and the lien in favor of the Issuer under the Funding Notes and RYMAC I shall hold the Securities free and clear of all liens except for those in favor of the Bank, and
(ii) the Trustee shall be required to transfer title to the Securities to RYMAC I (or to another party designated by RYMAC I)
or cause such transfer of title to occur.   Exhibit A correctly
sets forth the estimated amount of the Redemption Deposit and the date on which Borrower intends to make such Redemption Deposit. Trustee has orally agreed to send the notices of redemption of the Bonds on the business day following its receipt of each Redemption Deposit. Exhibit A sets forth the dates on which Trustee has orally agreed to deliver such notice of redemption. Borrower will obtain Trustee's written acknowledgement pursuant to the Trustee Acknowledgement confirming Trustee's oral agreement.

              (g)  The making of the Redemption Loan, the
redemption of the Bonds and the consummation of the Sales Contracts do not breach or conflict with the terms of the Indenture or any document to which RYMAC I or Borrower is a party.

              (h) Each of the matters set forth in the recitals to this Amendment is true and correct.

         9.   Conditions to Redemption Loan.  The making of the
Redemption Loan is subject to the fulfillment of each of the following conditions precedent:

              (a) Sales Contracts. Borrower shall have delivered to the Bank true and correct copies of each of the written confirmations confirming the Sales Contracts.

              (b)  Trustee Acknowledgement.  The Trustee
Acknowledgement shall have been executed by all of the parties thereto and delivered to the Bank.

              (c) Securities Pledge Agreement. RYMAC I shall have executed the Securities Pledge Agreement and delivered it to the Bank.

              (d) Redemption Loan Note. Borrower shall have executed and delivered to the Bank the Redemption Loan Note.

              (e) Compliance; Default. Borrower shall be in compliance with all terms, covenants, conditions and provisions of this Amendment, the Credit Agreement and the other Amendment Documents and the representations and warranties of the Borrower contained in this Amendment and in the Credit Agreement shall be true and correct. There shall exist no Event of Default hereunder or under the Credit Agreement or Potential Default under the Credit Agreement.

              (f)  Redemption Loan Notice and Disbursement
Instructions. Borrower shall deliver to the Bank a Redemption Loan Notice and written instructions as to the disbursement of the proceeds of such Redemption Loan.

              (g) Adverse Change. No adverse change shall have occurred in the financial condition of the Borrower which would materially impair the ability of the Borrower to pay the Redemption Loan or any other Obligations.

              (h) Additional Matters. All other documents and legal matters in connection with the transactions contemplated by this Amendment, the Trustee Acknowledgement, the Securities Pledge Agreement and the other Amendment Documents shall be satisfactory in form and substance to the Bank and its counsel.

              (i) Opinion. The Bank shall have received favorable opinions of Brown & Wood and Eckert Seamans Cherin & Mellott in form and substance satisfactory to the Bank as to the matters set forth in Sections 8(b), (c), (e), (f), (g) and (h) hereof. The Bank shall have received a copy of the opinion of Eckert Seamans to Trustee in connection with the redemption and such opinion shall provide that Bank may rely thereon.

         10.  Indebtedness Covenant.  Section 6.02(D)
(Indebtedness) of the Credit Agreement is hereby deleted.

         11.  Compliance Report; Collateral Base Report.

              (a) Compliance Report. Section 6.02(k) (Compliance Report) of the Credit Agreement is hereby deleted. Clause (iii) of
Section 6.01(A) (which requires that Borrower deliver to Bank a certificate regarding Borrower's compliance with the Credit Agreement when Borrower delivers its financial statements to Bank) is hereby deleted.

              (b) Collateral Base Report. Exhibit C to the Credit Agreement (Collateral Base Report) is hereby amended and restated to read as set forth on Exhibit C hereto.

         12. Default. The occurrence of any of the following events shall constitute an Event of Default hereunder and under the Credit Agreement:

              (a) Payment of Redemption Loan. The failure to repay the Redemption Loan on or before the Redemption Loan Due
Date.

              (b) Covenants. The failure of the Borrower to perform, observe or comply with any of Borrower's covenants hereunder.

              (c)  Representations and Warranties.  If any
representation and warranty contained herein or any other information at any time given by or on behalf of the Borrower or furnished in connection with this Amendment shall prove to be false or incorrect in any material respect on the date as of which made.

         13. Fees and Expenses. Borrower shall pay to the Bank a commitment fee of $10,000 for the Redemption Loan. Such fee shall be paid in full on the date on which the Redemption Loan is made. Borrower shall pay all reasonable fees and expenses, including without limitation fees of the Bank's counsel, incurred by Bank in connection with this Amendment. Such fees and expenses shall be paid in full on the date on which the Redemption Loan is made.

         14.  Notices to RYMAC I.

              (a) The address for notices to the Borrower set forth in Section 8.02 of the Credit Agreement is hereby amended and restated to read as follows:

                   RYMAC Mortgage Investment Corporation
                   500 Market Street
                   Suite 600
                   P.O. Box 250
                   Steubenville, OH  43952

              (b) All notices, statements, requests, demands and other communications given to or made upon RYMAC I hereunder or under the Credit Agreement shall be given or made in care of Borrower in the manner and at the address for Borrower set forth in
Section 8.03 of the Credit Agreement.

         IN WITNESS WHEREOF, each of the parties hereto have executed and delivered this Eighth Amendment to Amended and Restated Revolving Credit Agreement as of the day and year first written above.

                                RYMAC MORTGAGE INVESTMENT
                                CORPORATION



                                By: /s/ Richard R. Conte
                                Title: Chief Executive Officer


                                RYMAC MORTGAGE INVESTMENT I, INC.



                                By: /s/ Ronald L. Temple
                                Title:  President


                                PNC BANK, NATIONAL ASSOCIATION



                                By: /s/ William P. Leemhuis
                                Title: Assistant Vice President